UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2005

HERSHA HOSPITALITY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K filed on June 1, 2005 by Hersha Hospitality Trust, a Maryland real estate investment trust (“Hersha”), is being filed to amend and restate the prior filing and to include certain historical financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K related to the acquisition of the McIntosh five-hotel portfolio of hotels.

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 28, 2005, Hersha’s operating partnership subsidiary, Hersha Hospitality Limited Partnership (“HHLP”), agreed to acquire a five-hotel portfolio in the Philadelphia and Wilmington metropolitan areas (the “McIntosh Portfolio”) for approximately $48.9 million. The acquisition consists of three Holiday Inn Express hotels, a Marriott Courtyard hotel and a McIntosh Inn hotel. Each hotel in the portfolio is owned by a separate entity under common control. The sellers of the McIntosh Portfolio are not affiliates of Hersha. Hersha previously reported its entry into the purchase agreements related to the McIntosh Portfolio in a Current Report on Form 8-K filed May 4, 2005. This acquisition became “significant” for purposes of Item 2.01 of Form 8-K when HHLP closed on the third of the five hotels, as disclosed in the Current Report on Form 8-K filed June 1, 2005. Hersha has now completed the acquisition of the remaining two hotels in the portfolio. Each of the hotels in the McIntosh Portfolio will be leased to a subsidiary of Hersha’s wholly-owned taxable REIT subsidiary, 44 New England Management Company. Hersha Hospitality Management, LP will operate each of the hotels in the McIntosh Portfolio under a management agreement with the TRS lessee.

Acquisition of Holiday Inn Express Hotel & Suites — King of Prussia

On May 23, 2005, HHLP completed the acquisition of the land, improvements and certain personal property of Holiday Inn Express Hotel & Suites — King of Prussia from McIntosh Inn of King of Prussia, Inc. The purchase price for the hotel was approximately $16.1 million. A copy of the purchase agreement was filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by Hersha on May 10, 2005 and is incorporated herein by reference.

Acquisition of Holiday Inn Express of Frazer — Malvern

On May 24, 2005, HHLP completed the acquisition of the land, improvements and certain personal property of Holiday Inn Express of Frazer — Malvern from McIntosh Inn of Malvern, Inc. The purchase price for the hotel was approximately $8.2 million. A copy of the purchase agreement was filed as Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by Hersha on May 10, 2005 and is incorporated herein by reference.

Acquisition of Holiday Inn Express of Langhorne — Oxford Valley

On May 26, 2005, HHLP completed the acquisition of the land, improvements and certain personal property of Holiday Inn Express of Langhorne — Oxford Valley from McIntosh Inn of Oxford Valley, Inc. The purchase price for the hotel was approximately $7.8 million. A copy of the purchase agreement was filed as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed by Hersha on May 10, 2005 and is incorporated herein by reference.

Acquisition of Courtyard by Marriott and McIntosh Inn of Wilmington

On June 17, 2005, HHLP completed the acquisition of the land, improvements and certain personal property of (i) the Courtyard by Marriott and (ii) the McIntosh Inn of Wilmington (collectively, the

“Marriott/McIntosh Property”) from McIntosh Inn of Wilmington, Inc. The purchase price for the Marriott/McIntosh Property was approximately $16.8 million. A copy of the purchase agreement for the Marriott/McIntosh Property was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q, filed by Hersha on May 10, 2005, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

See Exhibit 99.1

(b)	Pro Forma Financial Information

See Exhibit 99.2

(c)	Exhibits

Exhibit 23.1	Consent of Reznick Group

Exhibit 99.1	Financial Statements of Business Acquired

Exhibit 99.2	Pro Forma Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: July 19, 2005	By:	/s/ Ashish R. Parikh

Ashish R. Parikh
Chief Financial Officer